Supplement Dated November 29, 1996 to the Bailard, Biehl & Kaiser Diversa Fund Prospectus dated January 26, 1996.

On Page 6 under the Section entitled " What are the Fund's Investment  Policies?
- Investment in Multiple Classes of Assets," the first sentence is changed to remove the reference to "domestic stocks," and the following sentence is added:

Holdings of domestic stocks could range from 0% to 65% of Fund assets.